Exhibit 99.2

 Design, Objectives, and Status ofAsterias’ Current Spinal Cord InjuryClinical Trial Edward Wirth, III, M.D., Ph.D. Chief Medical Officer Investor DayMay 8, 2015  *

AST-OPC1: Phase 1 Safety Study in Complete Thoracic SCI

- **Open Label Trial**
- **Multi-Center (7 sites)**
- **8-10 Subjects**
- **Subacute, Neurologically Complete T3-T11 Lesions**
- **$2x10^6$ Cells**
- **Transplant 7-14 Days Post Injury**
- **Temporary Immunosuppression**

Primary Assessment: Safety

Secondary Assessment: ISNCSCI exams

Exploratory Assessments

- UAB-IMR
- SCIM
- SCI Pain Basic Data Set
- Bowel and Bladder Basic Data Set



SUBJECT
Protocol CP35A007
Protocol CP35A008
MRI
Acute complete SCI
Day -14
Day -11
Day -3
Day -2
Day -1
Day 0
Day 1
Day 7
Day 30
Day 60
Day 90
Day 120
Day 180
Day 270
1 Year
5 Years
15 Years
Days 46- 60
screening
baseline
GRNOPC1 INJECTION Begin immunosupression
Immunosuppression taper
Discontinue Immunosuppression
In person visits
Phone f/u

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AST-OPC1: Subject Demographics

Demographic and Baseline Disease Characteristics – All Treated Subjects			
Age (years)	Sex	Level of Injury	Cause of Injury
21	Male	T6	Motor vehicle accident
23	Male	T8	Restrained driver in rollover motor vehicle collision with ejection
32	Male	T6	Motorcross
31	Male	T7	Fell 30 feet down rock embankment
23	Female	T3	Car accident

Enrolling Sites

Shepherd Center

Dr. David Apple

Northwestern University / RIC Rehabilitation Institute of Chicago

Dr. Richard Fessler
Dr. David Chen

Leland Stanford Junior University / Santa Clara Valley Medical Center

Dr. Gary Steinberg
Dr. Steve McKenna

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Delivery of AST-OPC1 in Complete Thoracic SCI Was Feasible and Safe

- All Subjects Received AST-OPC1 (2×10^6 cells) at 1-2 weeks of post-injury
- Injections performed using a Syringe Positioning Device (SPD)
- No intraoperative complications
- No SAEs Associated with Delivery of Cells
- 9 Adverse Events Possibly Related to Injection Procedure
  - All Grade 1 or 2: Post-Operative Pain, Transient Fever (1) or Urinary Tract Infection (1)



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 Immunosuppression Regimen Was Well-Tolerated   All Subjects Completed Tacrolimus Immunosuppression RegimenNo SAE’s Associated with Immunosuppression16 Grade 1 or 2 Adverse Events Possibly Associated with ImmunosuppressionNausea, Urinary Tract Infection, Low Magnesium Blood Levels  *

 No Evidence of AST-OPC1 Directed Immune Responses One Year After Administration  Immune monitoring shows no evidence of antibodies or cellular immune responses to AST-OPC1 through 1 year in all subjects Some subjects complete mismatch with AST-OPC1: Closest match was 5 of 10 alleles  PRA Assay  ELISpot Assay  Day Post AST-OPC1 Transplant  Day Post AST-OPC1 Transplant  *

  AST-OPC1 Was Well Tolerated   No SAE’s Associated with AST-OPC1No Evidence of adverse findings on MRI scans5 Adverse Events Possibly Associated with AST-OPC1Transient Low Grade Fever (1)Burning Sensation in Trunk and Lower Extremities (4 in one subject)  Subject  SAE  Timeframe  Related to AST-OPC1  1101  Pyelonephritis: Grade 2  Day 215  Not Related  1204  Urinary tract infection: Grade 3  Day 325  Not Related  1204  Autonomic Dysreflexia/Dyspnea: Grade 3  Year 2  Not Related  *  Three SAEs to date

No Major Sensory Neurological Changes Observed

		Neurological Level		Zone of Partial Preservation	
Subject	Visit	Right Side Sensory	Left Side Sensory	Right Side Sensory	Left Side Sensory
1002	Baseline	T6	T6	T7	T7
	Year 1	T6	T7	T7	T7
	Year 2	T6	T6	T7	T7
	Year 3	T6	T6	T7	T7
1003	Baseline	T8	T8	T9	T9
	Year 1	T8	T8	T10*	T10*
	Year 2	T8	T9	T10	T10
1101	Baseline	T6	T6	T8	T8
	Year 1	T6	T6	T8	T8
	Year 2	T5	T5	T7	T7
1203	Baseline	T7	T8	T8	T9
	Year 1	T7	T8	T9	T10
	Year 2	T8	T8	T9	T9
1204	Baseline	T3	T3	T4	T4
	Year 1	T4	T4	T6	T5
	Year 2	T4	T4	T6	T5

* Day 270

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 MRI Results: Evidence Consistent with Prevention of Lesion Cavity Formation  No adverse findings on primary MRI safety readsIn 4 of 5 subjects, graft sites are hyperintense on T2, but signal intensity is < CSFSuggests lesion cavity formation may have been prevented by formation of a tissue matrix  Image on right is axial T2 at 3 years post-grafting through center of lesion/graft site – Slice 22 on sagittal image above)  *

Summary of Findings from First in Man Study of AST-OPC1

- AST-OPC1 is extremely well tolerated, with no SAEs to date deemed related to the cells, delivery method, or immunosuppressive regimen
  - 4 of 5 patients have completed 3 year follow up visit, one has completed 4 years of follow-up
  - 5th patient will complete 3 year follow up in early November
- Immune response monitoring shows no evidence of rejection of AST-OPC1, even 10 months after removal of all immunosuppression
  - Despite significant HLA mismatches between AST-OPC1 and subjects
  - Suggests well tolerated low dose, transient immunosuppressive regimen likely sufficient to enable long term engraftment of cells
- MRI results consistent with continued, stable engraftment in 4 of 5 subjects at 2-3 years post-transplant
- No evidence of significant changes in neurological function
  - No evidence for ascending loss of function from cells or delivery
  - Efficacy not anticipated in this study due to low dose (5-10x below predicted efficacious range) and suboptimal patient population (complete thoracic injuries)

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 AST-OPC1: Scientific Rationale for Evaluation in Cervical SCI Patients  Repair/regeneration of axons only required over a short distance to reinnervate motor neurons for arms & handsFor example, with an SCI at C6 (last intact motor level at C5), repair of axons to C7 could yield return of 2 motor levels  Cervical SCIRepair  Thoracic SCIRepair  *

AST-OPC1: Medical Rationale for Evaluation in Cervical SCI Patients

Time from baseline	1 motor level[a]	≥2 motor levels[a]
24 weeks (n=99)	64%	21%
48 weeks (n=81)	68%	26%

[a]Motor level recovery on either right or left side, whichever is greater.



*p<0.02
14
12
10
8
6
4
2
0
SCIM self-care sub-score recovery
*p<0.02
0
1
2
Unilateral motor level recovery
Error Bars: 95% CI

Analysis by SCOPE (Spinal Cord Outcomes Partnership Endeavor)
Steeves et al., 2012. Top Spinal Cord Inj Rehabil 18:1-14

- Few complete cervical SCI patients recover >= 2 motor levels with current standard of care
- Recovery of >= 2 motor levels leads to significant improvement in self-care ability
- Self-care ability could be a clinically meaningful endpoint for a pivotal trial and BLA approval

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Design of Phase 1/2a Study of AST-OPC1 in Complete Cervical SCI  6m efficacy data  10M cell cohort (N=5)  20M cell cohort (N=5)  2M cell cohort (N=3)  Key Design ElementsAST-OPC1 Injection 14-30 days post-injury10 day stagger within cohortsDMC review prior to dose escalation  Efficacy TargetRecovery of >= 2 motor levels at 6 months or 12 months  *

 AST-OPC1 Phase 1/2a Study Schema  *  Acute completecervical SCI  Protocol AST-OPC1-01  Protocol AST-OPC1-02  Day 0  Day 7  Day 30  Day 60  Day 90  Day 180  1 Year  5 Years  15 Years  In personvisits  Phone f/u  DiscontinueImmunosuppression  Days 46-60ImmunosuppressionTaper  AST-OPC1Injection14-30 DaysPost-SCI  Day -1  Screening  Baseline  Day -3  Day -11  MRI  MRI  MRI  MRI  MRI  Primary Assessment: SafetySecondary Assessment: ISNCSCI examsExploratory Assessments: SCIM, GRASSP   Open Label TrialMulti-Center (8 sites)Complete cervical SCI (C5-C7)Temporary Immunosuppression

 Operational Update  First two clinical sites are open for enrollment (Shepherd Center, Atlanta; Rush University, Chicago)Third clinical site expected to open in May (Stanford/Santa Clara Valley Medical Center)Patient recruitment efforts initiatedStudy website landing page to go live in MayBranding and messaging for health care providers developedOutreach to referral centers for open sites has begun  *

 AST-OPC1 Phase 1/2a Trial: Design and Milestones  *  Cohort 1:3 subjects2 million cells  Cohort 2:5 subjects10 million cells  Cohort 3:5 subjects20 million cells  Q1’15: Study initiates  Q3’15: Dose escalation  Q1’16: Dose escalation  1H’16: 6 mo efficacy, cohort 2